UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04893

THE TAIWAN FUND, INC.

(Exact name of registrant as specified in charter)

C/O STATE STREET BANK AND TRUST COMPANY,

2 AVENUE DE LAFAYETTE, P.O. BOX 5049,

BOSTON, MA 02206-5049

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

State Street Bank and Trust Company Attention: Tracie A. Coop Secretary 4 Copley Place, 5th Floor Boston, Massachusetts 02116	Leonard B. Mackey, Jr., Esq. Clifford Chance US LLP 31 West 52nd Street New York, New York 10019-6131

Registrant’s telephone number, including area code: 1-877-864-5056

Date of fiscal year end: August 31

Date of reporting period: August 31, 2013

Item 1. Report to Stockholders.

CHAIRMAN’S STATEMENT

Dear Stockholders,

In my statement in the Fund’s Semi-Annual Report earlier this year, I made reference to macroeconomic factors that had influenced Taiwan’s markets in the first half of our financial year. These included worries over the Chinese leadership transition and the US “fiscal cliff”. More recently, investors have turned their attention to the likely duration of the Federal Reserve’s asset-purchasing program and a credit squeeze in China, among other developments. Happily though, despite the resulting volatility, the Taiwan Stock Exchange Index (“TAIEX”) has been able to add to its strong gains of the first half of the year. Over the full 12 months of the Fund’s fiscal year, the TAIEX (Total Return) index rose by a healthy 11.7% in US dollar terms.

I am also pleased to report that the Fund performed well in both absolute terms and relative to its benchmark. The reasons for this are discussed later in this report, so I won’t comment further other than to congratulate the Investment Manager on good performance in sometimes highly volatile conditions.

Aside from this, I have several items of news to share with you relating to the administration of the Fund. First, the Board of Directors voted in July to bring to an end the Fund’s discount-management program and implement instead a managed distribution program, under which it is envisaged that quarterly distributions will be paid at a target annual rate of 5% of market price. To this end, the Fund stopped repurchasing its common shares on July 30, 2013. Adoption of the new program is subject to necessary regulatory approval. This may take six months or more to obtain, at which point the target distribution rate will be reassessed.

Secondly, Bill Kirby joined as a new independent director in April. As well as his role with the Fund, Mr. Kirby holds a number of prominent China-related roles at Harvard University and sits on the boards of The China Fund Inc. and the Cabot Corporation. The other important piece of news, which has emerged since the end of the year under review, is that APS Asset Management Pte Ltd. (“APS”) has given notice that the company will resign from its role as Sub-Adviser to the Fund’s

Investment Adviser, Martin Currie Inc. Although the terms of the Sub-Advisory agreement stipulate only a 90-day notice period, APS has indicated that it is willing to continue to act as Sub-Adviser until February 22, 2014. This should leave sufficient time to ensure that a suitably well-qualified replacement is installed ahead of that date. Please be assured that the Board is already working hard to make this happen, and I have every confidence that the transition will be seamless in terms of investment capability.

On behalf of the Board, I would like to thank you for your continuing support of the Fund.

Sincerely,

Joe O. Rogers

Chairman

REPORT OF THE INVESTMENT MANAGER

Review

Overall, it has been a strong, albeit volatile, period for Taiwan equities. For the 12 months ending August 2013, the TAIEX (Total Return) index rose by 11.7% in US dollar terms. The increase came against a background of significant global macroeconomic activity, including the implementation of further quantitative easing (and later, intense speculation as to its possible withdrawal), economic and political instability in the eurozone and concerns over a political transition, economic slow-down and a recent credit squeeze in China.

After the US Federal Reserve announced a third round of quantitative easing in September, global markets rallied in anticipation of a fresh wave of liquidity flooding into riskier assets. The Taiwan market was no exception, rising 6.6% for the month. In October though, all those gains were eroded. Anticipation of Taiwan’s capital gains tax, which was slated for introduction at the beginning of 2013, and extra tax on stock transactions reduced the general appetite for stock trading. But things improved markedly in November; Taiwan equities staged a strong rebound thanks to market-supporting initiatives by the government, and went on to edge upwards in each of the next three months.

After a subdued March, the Taiwan market resumed its ascent, but stumbled slightly in June as concerns regarding a credit crunch in China and an end to quantitative easing in the US negatively affected market sentiment. However, as Taiwan is far more exposed to the broader global economy – including the strengthening US economy – than other markets, the TAIEX performed better than some of its regional counterparts; fears of the credit squeeze in China eased towards the end of the reporting period and Taiwan equities finished the 12 months on an upward trajectory.

The Fund outperformed the index over the period, rising 12.1%* in US dollar terms against the 11.7% rise in the benchmark. Stock selection within the electronics sector made the biggest contribution to relative returns, although the substantial underweight to the sector also helped to a lesser degree. At the stock level, the top contributor was clothing manufacturer Makalot Industrial. Other notable outperformers included Advantech, which manufactures and sells a variety of automation and IT-related products worldwide, pharmaceutical group YungShin Global Holding, and Ruentex Development, the supermarket operator and property developer. Not holding the refiner Formosa Petrochemical was another key positive contribution to relative returns.

By contrast, our stock choices in the construction sector were the least successful over the year. In terms of individual stocks, shipping company and department-store chain First Steamship was the largest detractor from portfolio performance. Other holdings that were detrimental to returns included Mercuries & Associates, which operates retail stores as well as securities and insurance businesses, electronic component distributor WT Microelectronics, and wireless technology manufacturer Wistron NeWeb.

In terms of portfolio activity in the six months since our last report, we have bought Taiwan Semiconductor, having reassessed the stock following meetings with the company and attendance at the Computex IT exhibition in Taipei. Given its dominant position in foundry services, we expect TSMC to benefit from the proliferation of smartphones. Capacity should remain tight for the rest of 2013, and revenue growth is expected to continue into 2014 on the back of strong smartphone demand and new orders from US customers. With regard to sales, we decided to exit the Fund’s entire position in Wistron NeWeb, where we saw limited potential for further growth in the satellite-TV market and margin-erosion from intensified competition.

Outlook

A number of events that took place during the year under review bode well for strengthened cross-strait economic ties – and ultimately, we think, for Taiwan equities. As mentioned in our report earlier this year, financial regulators in the two countries have reached agreement on a series of measures to open China’s mainland markets for investment, with China permitting investment quotas of 100 billion yuan. Brokers in Taiwan may own up to 51% of joint ventures under the new rules, while Taiwan raised the limit for Chinese investment in Taiwan to US$1 billion. Subsequently, Taiwan’s Financial Supervisory Commission and mainland’s China Banking Regulatory Commission met in April to work out further cross-strait initiatives. Chinese investors will now be able to hold up to 10% of listed banks and financial holding companies (FHCs) in Taiwan, 15% of unlisted banks and FHCs, and 20% of an FHC’s unlisted bank subsidiary.

One important development with a direct bearing on the outlook for the Taiwan stock market has been the amendment by legislators in June of the controversial capital gains tax. Small individual investors will now be exempt from the tax, with only transactions exceeding NT$1 billion subject to the levy; the clause stating that individual domestic investors would be taxed once the TAIEX crosses 8,500 was also removed. Our view is that the amendment is positive for Taiwan equities: trading volumes that have declined significantly in 2013 should gradually recover as investors both domestic and foreign are tempted back into the market.

As ‘bottom-up’ investors, we make our stock choices based on the fundamental outlook for individual companies rather than for sectors. That said, some areas are currently offering up a greater number of promising ideas than others. These include Taiwan companies that have been successful in their domestic businesses making inroads into China with competitive products and services. The rapid growth in lower-spec smartphones and tablets in China and other emerging markets provides another fertile source of stock ideas. Also, many Taiwan companies benefiting from further cross-strait liberalization, namely the Economic Cooperation Framework Agreement, US economic recovery and the pick up in China’s growth are our potential investment ideas.

Over the long term, though, our broad investment philosophy remains unchanged: we are convinced that the best way to outperform a market that is easily swayed by sentiment and short-term macro factors is by constructing a diversified portfolio of fundamentally strong companies, with good growth prospects and attractive valuations. As the Chairman mentions in his statement on page 2, we at APS will have ceased managing the portfolio by the time the interim report is written at the end of February 2014. We will hand over the portfolio in as strong a shape as possible.

Sincerely,

Wong Kok Hoi

Co-Portfolio Manager

James Liu

Co-Portfolio Manager

*	Returns for the Fund are historical total returns that reflect changes in NAV per share during each period and assume that dividends and capital gains, if any, were reinvested. Returns for the TAIEX Index are not total returns and reflect only changes in share price but do not assume that cash dividends, if any, were reinvested, and thus are not strictly comparable to the Fund returns. Past performance is not indicative of future results of the Fund.

ABOUT THE PORTFOLIO MANAGERS (unaudited)

Wong Kok Hoi — Co-Portfolio Manager of the Fund

Wong Kok Hoi, is the chairman and chief investment officer at APS. He has 30 years of investment experience in Asian Pacific equity markets. He co-manages the APS Greater China, Taiwan and Asian accounts and is based in Singapore. Prior to the setting up of APS, Kok Hoi worked as Senior Investment Officer, Asia Pacific Equities Department, of the Government of Singapore Investment Corporation (GIC) from 1981 to 1985. He then joined Citicorp Investment Management HK as Vice-President and was promoted to CIO of Cititrust, Japan. Kok Hoi, a Japan Mombusho scholar, obtained his B. Commerce (Honors) degree from Hitotsubashi University. He also attended the Harvard University’s Investment Appraisal and Management Program and is a CFA Holder.

James Liu — Co-Portfolio Manager of the Fund

APS’s lead China portfolio manager, Deputy Chairman and Deputy Chief Investment Officer is James Liu. James is the portfolio manager of the China ‘A’ Share accounts and co-manager of Greater China and Taiwan accounts. Prior to joining APS in January 1996, he was senior manager at Shanghai International Securities, the then largest stock brokerage firm and investment bank in China. He has 20 years of investment experience in Greater China markets and has successfully managed money for the last 10 years. James is based in Shanghai and Singapore.

APS Taiwan Team

In total, APS has eight investment professionals involved in investing in Taiwan. As well as the experience of the co- managers, APS has one dedicated Taiwan analyst who has been covering the region for seven years and one specialist tech analyst who covers both Taiwan and Korea.

The APS macro-economist Dr. Tan Kong Yam is also part of the team. Dr. Tan has 29 years investment experience including roles with the Monetary Authority of Singapore, Ministry of Trade and Industry, The National University of Singapore and the World Bank Office in Beijing. Dr. Tan identifies and verifies mid-to-long-term structural and business trends across the region for the investment team to take into their investigative company specific research.

PORTFOLIO SNAPSHOT*

Top Ten Equity Holdings
HOLDINGS AS OF AUGUST 31, 2013%
WT Microelectronics Co., Ltd.	7.7
YungShin Global Holding Corp.	6.4
Taiwan Semiconductor Manufacturing Co., Ltd.	5.6
Aurora Corp.	4.8
Yungtay Engineering Co., Ltd.	4.6
Advantech Co., Ltd.	4.3
Mercuries & Associates, Ltd.	4.2
PC Home Online	3.8
Yem Chio Co., Ltd.	3.7
Taiflex Scientific Co., Ltd.	3.6

Top Ten Industry Weightings
WEIGHTINGS AS OF AUGUST 31, 2013%
Building Material and Construction	12.7
Trading and Consumers’ Goods	10.4
Electronic Products Distribution	7.7
Semiconductor	7.2
Other Electronic	6.7
Textile	6.5
Healthcare	6.4
Electronic Parts/Components	5.1
Electric Machinery	4.6
Other	4.3

*	Percentages based on net assets.

Top Ten Equity Holdings
HOLDINGS AS OF AUGUST 31, 2012%
WT Microelectronics Co., Ltd.	8.2
Mercuries & Associates, Ltd.	5.4
YungShin Global Holding Corp.	5.3
Ruentex Development Co., Ltd.	4.7
First Steamship Co., Ltd.	4.4
Advantech Co., Ltd.	4.1
Aurora Corp.	3.9
PC Home Online	3.8
Yem Chio Co., Ltd.	3.8
Yungtay Engineering Co., Ltd.	3.8

Top Ten Industry Weightings
WEIGHTINGS AS OF AUGUST 31, 2012%
Building Material and Construction	17.6
Trading and Consumers’ Goods	14.8
Electronic Products Distribution	8.2
Shipping and Transportation	7.8
Healthcare	7.7
Textile	6.4
Electric Machinery	4.8
Financial and Insurance	4.6
Other Electronic	4.5
Computer and Peripheral Equipment	4.1

INDUSTRY ALLOCATION

Industry Allocation (as a percentage of net assets)

Fund holdings are subject to change and percentages shown above are based on net assets as of August 31, 2013. The pie chart illustrates the allocation of the investments by industry. A complete list of holdings as of August 31, 2013 is contained in the Schedule of Investments included in this report. The most current available data regarding portfolio holdings and industry allocation can be found on our website, www.thetaiwanfund.com. You may also obtain updated holdings by calling 1-877-864-5056.

SCHEDULE OF INVESTMENTS/AUGUST 31, 2013

(SHOWING PERCENTAGE OF NET ASSETS)

	SHARES	US $ VALUE (NOTE 2)
COMMON STOCKS — 94.3%
CONSTRUCTION — 12.7%
Building Material and Construction Industry — 12.7%
Acter Co., Ltd.	941,179	3,711,311
Goldsun Development & Construction Co., Ltd.	11,314,980	4,253,823
Good Friend International Holdings, Inc., TDR #	6,990,000	2,324,199
Hung Poo Real Estate Development Corp.	2,465,873	2,414,412
King’s Town Construction Co., Ltd. #*	4,474,764	4,224,368
Taiwan Land Development Corp. #*	8,681,129	3,249,132

TOTAL CONSTRUCTION		20,177,245

ELECTRIC AND MACHINERY — 5.3%
Electric Machinery Industry — 5.3%
Tatung Co., Ltd.*	4,770,897	1,155,876
Yungtay Engineering Co., Ltd.	3,134,000	7,268,278

TOTAL ELECTRIC AND MACHINERY		8,424,154

ELECTRONICS — 34.1%
Computer and Peripheral Equipment Industry — 4.3%
Advantech Co., Ltd.	1,335,100	6,781,574

Electronic Parts/Components Industry — 5.1%
King Slide Works Co., Ltd.	285,000	2,419,088
Taiflex Scientific Co., Ltd.	3,452,821	5,728,836

		8,147,924

Electronic Products Distribution Industry — 7.7%
WT Microelectronics Co., Ltd. #	10,901,900	12,222,719

Information Service Industry — 3.8%
PC Home Online	1,048,128	5,954,377

Other Electronic Industry — 6.0%
Aurora Corp. #	4,060,000	7,652,058
Lumax International Corp., Ltd.	844,000	1,872,766

		9,524,824

Semiconductor Industry — 7.2%
MPI Corp.	1,448,000	2,588,782
Taiwan Semiconductor Manufacturing Co., Ltd.	2,626,000	8,819,295

		11,408,077

TOTAL ELECTRONICS		54,039,495

FINANCE — 3.9%
Financial and Insurance Industry — 3.9%
Union Bank of Taiwan #*	8,523,207	3,004,890
Yuanta Financial Holding Co., Ltd.	6,321,000	3,168,474

TOTAL FINANCE		6,173,364

	SHARES	US $ VALUE (NOTE 2)
HEALTHCARE — 9.4%
Biotechnology and Medical Care Industry — 9.4%
Pacific Hospital Supply Co., Ltd.	1,345,456	4,810,900
YungShin Global Holding Corp. #	6,146,000	10,166,486

TOTAL HEALTHCARE		14,977,386

OTHERS — 4.3%
Other Industry — 4.3%
Ruentex Development Co., Ltd.	1,734,314	3,425,219
Taiwan Secom Co., Ltd.	728,000	1,727,280
Taiwan-Sogo Shinkong Security Corp.	1,378,000	1,662,377

TOTAL OTHERS		6,814,876

PLASTIC — 3.7%
Plastic Industry — 3.7%
Yem Chio Co., Ltd. #	7,647,915	5,878,195

TOTAL PLASTICS		5,878,195

TEXTILES — 6.5%
Textile Industry — 6.5%
Far Eastern New Century Corp.	4,430,207	4,759,684
Makalot Industrial Co., Ltd.	1,030,000	5,558,823

TOTAL TEXTILES		10,318,507

TRANSPORTATION — 4.0%
Shipping and Transportation Industry — 4.0%
First Steamship Co., Ltd. #	6,677,714	4,072,525
Taiwan High Speed Rail Corp. #*	12,597,600	2,311,177

TOTAL TRANSPORTATION		6,383,702

WHOLESALE AND RETAIL — 10.4%
Trading and Consumers’ Goods Industry — 10.4%
Mercuries & Associates, Ltd. #	9,912,429	6,658,084
Taiwan Tea Corp.*	8,231,000	5,143,601
Test-Rite International Co., Ltd. #	6,075,260	4,618,696

TOTAL WHOLESALE AND RETAIL		16,420,381

TOTAL COMMON STOCKS (Cost — $130,487,461)		149,607,305

TOTAL INVESTMENTS — 94.3% (Cost — $130,487,461)		$149,607,305

OTHER ASSETS AND LIABILITIES, NET — 5.7%		$9,082,322

NET ASSETS — 100.0%		$158,689,627

The accompanying notes are an integral part of the financial statements.	11

SCHEDULE OF INVESTMENTS/AUGUST 31, 2013 (continued)

Legend:

TDR – Taiwan Depositary Receipt

US $ – United States dollar

#	A portion of this security is considered illiquid. At August 31, 2013, the value of these securities considered illiquid amounted to $28,890,710 which represented 18.2% of net assets.
*	Non-income producing.

12	The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2013

Assets:
Investments in securities, at value (cost $130,487,461) (Notes 2 and 3)		$149,607,305
Cash		1,710,568
Cash in New Taiwan dollars (cost $6,952,584)		6,953,774
Dividend receivable		722,240
Prepaid expenses		50,362

Total assets		159,044,249

Liabilities:
Accrued management fee (Note 4)	$120,290
Taiwan stock dividend tax payable (Note 2)	54,879
Other payables and accrued expenses	179,453

Total liabilities		354,622

Net Assets		$158,689,627

Net Assets Consist of:
Paid in capital		$156,890,325
Accumulated undistributed net investment loss		(8,062,385)
Accumulated net realized loss on investments in securities and foreign currency		(9,260,170)
Net unrealized appreciation on investment in securities and foreign currency		19,121,857

Net Assets		$158,689,627

Net Asset Value, per share ($158,689,627/8,221,259 shares outstanding)		$19.30

STATEMENT OF OPERATIONS

For the Year Ended August 31, 2013

Investment Income:
Dividends		$5,187,381
Other income		1,208

		5,188,589
Less: Taiwan withholding tax (Note 2)		(1,033,025)

Total investment income		4,155,564
Expenses:
Management fees (Note 4)	$1,393,636
Directors’ and officers’ fees and expenses	392,066
Legal fees	246,786
Taiwan stock dividend tax (Note 2)	245,393
Administration and accounting fees	177,201
Custodian fees	129,430
Shareholder communications	90,747
Delaware franchise tax	81,375
Insurance fees	79,358
Audit fees	72,000
Compliance services fees	61,275
Transfer agent fees	35,546
Miscellaneous	32,565

Total expenses		3,037,378

Net Investment Income		1,118,186

Realized and Unrealized Gain (Loss) on:
Net realized gain (loss) on:
Investments	3,030,926
Foreign currency transactions	878,593

		3,909,519
Net change in unrealized appreciation (depreciation) on:
Investments	11,427,726
Foreign currency translations	(2,708)

		11,425,018

Net realized and unrealized gain		15,334,537

Net Increase in Net Assets Resulting From Operations		$16,452,723

The accompanying notes are an integral part of the financial statements.	13

FINANCIAL STATEMENTS (continued)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended August 31, 2013	Year Ended August 31, 2012
Increase/(Decrease) in Net Assets
Operations:
Net investment income	$1,118,186	$350,564
Net realized gain (loss) on investments and foreign currency transactions	3,909,519	(8,619,477)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	11,425,018	(52,890,945)

Net increase (decrease) in net assets resulting from operations	16,452,723	(61,159,858)

Distributions to shareholders from:
Net realized gains	—	(10,411,965)

Total distributions to shareholders	—	(10,411,965)

Capital stock transactions (Note 5):
Reinvestment of distributions from net investment income and net realized gains	—	12,827
Cost of shares tendered (Note 8)	—	(144,429,100)
Cost of shares repurchased (Note 6)	(12,357,169)	(4,589,427)

Total Capital Stock transactions	(12,357,169)	(149,005,700)

Increase (decrease) in net assets	4,095,554	(220,577,523)

Net Assets
Beginning of year	154,594,073	375,171,596

End of year	158,689,627	154,594,073

Accumulated undistributed net investment loss included in end of period net assets	$(8,062,385)	$(25,407,713)

14	The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS (continued)

STATEMENT OF CASH FLOWS

For the Year Ended August 31, 2013

Increase/(decrease) in cash –
Cash flows from operating activities:
Net increase in net assets from operations	$16,452,723
Adjustments to reconcile net increase in net assets from operations to net cash received from operating activities:
Purchase of investment securities	(20,962,611)
Proceeds from disposition of investment securities	35,437,536
Gain from foreign cash transactions	101,279
Net realized gain on foreign currency transactions	(878,593)
Net realized gain from investment securites	(3,030,926)
Unrealized (appreciation) depreciation on investment securities	(11,427,726)
Unrealized (appreciation) depreciation on assets and liabilities denominated in foreign currencies	2,708
Decrease in dividends receivable	1,210,869
Decrease in receivables for securities sold	56,751
Decrease in prepaid expenses	4,176
Decrease in payable for Fund shares repurchased	(149,191)
Increase in accrued management fee	3,605
Increase in Taiwan stock dividend tax payable	7,355
Decrease in accrued directors’ and officers’ fees and expenses	(1,002)
Decrease in other payables and accrued expenses	(68,791)

Net cash received from operating activities	16,758,162

Cash flows from financing activities:
Payment for shares repurchased from shareholders	(12,357,169)

Net cash used in financing activities	(12,357,169)

Net increase in cash	4,400,993
Cash:
Beginning of year	4,263,349

End of year	$8,664,342

The accompanying notes are an integral part of the financial statements.	15

FINANCIAL STATEMENTS (continued)

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding for the years indicated

	Year Ended August 31,
	2013	2012	2011	2010^	2009
Selected Per Share Data
Net asset value, beginning of year	$17.21	$20.20	$16.33	$13.84	$15.71

Income from Investment Operations:
Net investment income(a)	0.13	0.02	0.14	0.16	0.18
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.96	(2.57)	3.81	2.40	(1.88)

Total from investment operations	2.09	(2.55)	3.95	2.56	(1.70)

Less Distributions to Shareholders from:
Net investment income	—	—	(0.08)	(0.07)	(0.04)
Net realized gains	—	(0.56)	—	—	—
Distribution in excess of net investment income	—	—	—	—	(0.13)

Total distributions to shareholders	—	(0.56)	(0.08)	(0.07)	(0.17)

Capital Share Transactions:
Accretion (dilution) to net asset value, resulting from share repurchase program, tender offer or issuance of shares in stock dividend	—	0.12	—	—	—

Net asset value, end of year	$19.30	$17.21	$20.20	$16.33	$13.84

Market value, end of year	$17.33	$15.58	$18.09	$14.67	$12.14

Total Return
Per share net asset value(b)	12.14%	(11.54)%	24.21%	18.56%	(10.29)%
Per share market value(b)	11.23%	(10.58)%	23.82%	21.42%	(13.68)%
Ratio and Supplemental Data:
Net assets, end of year (000s)	$158,690	$154,594	$375,172	$303,412	$257,062
Ratio of expenses before fee waiver(c)	1.96%	1.65%	1.43%	1.49%	1.79%
Ratio of expenses after fee waiver	1.96%	1.61%	1.43%	1.49%	1.63%
Ratio of net investment income	0.72%	0.12%	0.71%	1.03%	1.61%
Portfolio turnover rate	14%	75%	54%	101%	109%

(a)	Based on average shares outstanding during the period.
(b)	Total investment return at net asset value (“NAV”) is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on share price and NAV. During the years ended August 31, 2012 and 2009, the adviser reimbursed certain fund expenses. If the adviser had not reimbursed the Fund, the return would have been lower.
(c)	Expense ratio includes 20% tax paid on stock dividends received by the Fund. For the years ended August 31, 2013, 2012, 2011, 2010 and 2009, the Fund’s ratio of expenses before fee waiver and excluding taxes paid on stock dividends was 1.80%, 1.58%, 1.28%, 1.40%, and 1.66%, respectively.
^	As of May 8, 2010, Martin Currie Inc. succeeded HSBC Global Asset Management (Taiwan) Limited (“HSBC”) as the Fund’s investment adviser.

16	The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2013

1.  Organization

The Taiwan Fund, Inc. (the “Fund”), a Delaware corporation, is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified closed-end management investment fund.

The Fund concentrates its investments in the securities listed on the Taiwan Stock Exchange. Because of this concentration, the Fund may be subject to additional certain risks not typically associated with investing in securities of U.S. companies or the U.S. government, including (1) volatility of the Taiwan securities market, (2) restrictions on repatriation of capital invested in Taiwan, (3) fluctuations in the rate of exchange between the NT dollar and the U.S. dollar, and (4) political and economic risks. In addition, ROC accounting, auditing, financial and other reporting standards are not equivalent to U.S. standards and, therefore, certain material disclosures may not be made, and less information may be available to investors investing in Taiwan than in the United States. There is also generally less regulation by governmental agencies and self-regulatory organizations with respect to the securities industry in Taiwan than there is in the United States.

2.  Significant Accounting Policies

The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates. Management has evaluated the impact of all events or transactions occurring after year end through the date these financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure. The following summarizes the significant accounting policies of the Fund:

Security Valuation.    All securities, including those traded over-the-counter, for which market quotations are readily available are valued at the last sales price prior to the time of determination of the Fund’s net asset value per share or, if there were no sales on such date, at the closing price quoted for such securities (but if bid and asked quotations are available, at the mean between the last current bid and asked prices, rather than such quoted closing price). These securities are generally categorized as Level 1 securities in the fair value hierarchy. In certain instances where the price determined above may not represent fair market value, the value is determined in such manner as the Board of Directors (the “Board”) may prescribe. Foreign securities may be valued at fair value according to procedures approved by the Board if the closing price is not reflective of current market values due to trading or events occurring in the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. These securities may be categorized as Level 2 or Level 3 securities in the fair value hierarchy, depending on the valuation inputs. Short-term investments, having a maturity of 60 days or less are valued at amortized cost, which approximates market value, with accrued interest or discount earned included in interest receivable.

The Fund has adopted fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

•	Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model

NOTES TO FINANCIAL STATEMENTS (continued)

AUGUST 31, 2013

2.  Significant Accounting Policies – continued

derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•

Level 3 – model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks^	$149,607,305	$—	$—	$149,607,305

Total	$149,607,305	$—	$—	$149,607,305

^	See schedule of investments for industry breakout.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund’s policy is to disclose transfers between Levels based on valuations at the end of the reporting period. As of August 31, 2013, there were no transfers between Levels 1, 2, or 3 based on the valuation input levels.

Repurchase Agreements.    In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation.    The financial accounting records of the Fund are maintained in U.S. dollars.

Investment securities, other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments.

Forward Foreign Currency Transactions.    A forward foreign currency contract (“Forward”) is an agreement between two parties to buy or sell currency at a set price on a future date. The Fund may enter into Forwards in order to hedge foreign currency risk or for other risk management purposes. Realized gains or losses on Forwards include net gains or losses on contracts that have matured or which the Fund has terminated by entering into an offsetting closing transaction. Unrealized appreciation or depreciation on Forwards is included in the Statement of Assets and Liabilities and is carried on a net basis. The portfolio could be exposed to risk of loss if the counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. As of August 31, 2013 the Fund had no open Forwards.

Indemnification Obligations.    Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts

NOTES TO FINANCIAL STATEMENTS (continued)

AUGUST 31, 2013

2.  Significant Accounting Policies – continued

that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

Taxes.    As a qualified Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income and net realized capital gains for its fiscal year. In addition to federal income tax for which the Fund is liable on undistributed amounts, the Fund is subject to federal excise tax on undistributed taxable income and net realized capital gains. The Fund is organized in Delaware and as such is required to pay Delaware an annual franchise tax. Also, the Fund is currently subject to a Taiwan security transaction tax of 0.3% on sales of equities and 0.1% on sales of mutual fund shares based on the transaction amount.

The Fund’s functional currency for tax reporting purposes is the New Taiwan dollar.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for prior three fiscal years. The Fund identifies its major tax jurisdictions as U.S. Federal, Delaware and Taiwan where the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Investment Income.    Dividend income is recorded on the ex-dividend date; except, where the ex-dividend date may have passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date.

Taiwanese companies typically declare dividends in the Fund’s third fiscal quarter of each year. As a result, the Fund receives substantially less dividend income in the first half of its year. Interest income, which includes accretion of original discount, is accrued as earned.

Dividend and interest income generated in Taiwan is subject to a 20% withholding tax. Stock dividends received (except those which have resulted from capitalization of capital surplus) are taxable at 20% of the par value of the stock dividends received.

Distributions to Shareholders.    The Fund distributes to shareholders at least annually, substantially all of its taxable ordinary income and expects to distribute its taxable net realized gains. Certain foreign currency gains (losses) are taxable as ordinary income and, therefore, increase (decrease) taxable ordinary income available for distribution. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), stockholders may elect to have all cash distributions automatically reinvested in Fund shares. (See the summary of the Plan described later.) Unless the Board elects to make a distribution in shares of the Fund’s common stock, stockholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Accordingly, for the year ended August 31, 2013, the effects of certain differences were reclassified. The Fund increased undistributed net investment income by $16,227,142, decreased accumulated net realized gain by $860,649, and decreased paid in capital by $15,366,493.

These differences are primarily due to differing treatments for foreign currency transactions, net operating loss and

NOTES TO FINANCIAL STATEMENTS (continued)

AUGUST 31, 2013

2.  Significant Accounting Policies – continued

post October capital and late-year ordinary loss deferrals. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

Security Transactions.    Security transactions are accounted as of the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

3.  Purchases and Sales of Securities

For the year ended August 31, 2013, purchases and sales of securities, other than short-term securities, aggregated $20,962,611 and $35,437,536, respectively.

4.  Management Fees and Other Service Providers

Management Fee.    As the Fund’s investment adviser, Martin Currie, Inc., (“Martin Currie” or “Investment Adviser”) receives a fee for its services, computed daily and payable monthly in U.S. dollars, at the annual rate of 0.90% on the first $150 million in total net assets under management, 0.80% on the next $150 million in total net assets under management and 0.70% on total net assets under management over $300 million.

For the year ended August 31, 2013 the management fee was equivalent to an annual rate of 0.90% of average net assets.

Martin Currie has entered into a sub-advisory agreement with APS Asset Management Pte Ltd. (“APS”), subject to supervision by Martin Currie and the Board. APS receives compensation for its services from Martin Currie, not from the Fund.

Administration Fees.    State Street Bank and Trust Company (“State Street”) provides, or arranges for the provision of certain administrative and accounting services for the Fund, including maintaining the books and records of the Fund, and preparing certain reports and other documents required by federal and/or state laws and regulations. The Fund pays State Street a fee at the annual rate of 0.11% of the Fund’s average daily net assets up to $150 million, 0.08% of the next $150 million, and 0.05% of those assets in excess of $300 million, subject to certain minimum requirements. The Fund also pays State Street $130,000 per year for certain legal administrative services, including corporate secretarial services and preparing regulatory filings. State Street also serves as custodian (the “Custodian”) to the Fund. For this service, the Fund pays State Street asset-based fees that vary according to the number of positions and transactions plus out of pocket fees.

Director’s and Officer’s Fees and Expenses.    The Fund pays each of its directors who is not a director, officer or employee of the investment adviser an annual fee of $20,000 plus $2,500 for each Board meeting or Committee meeting attended, and $2,500 for each meeting attended by telephone. In addition, the Fund will reimburse each of the directors for travel and out-of-pocket expenses incurred in connection with Board meetings.

Other Service Providers.    Pursuant to a Compliance Services Agreement, Foreside Compliance Services, LLC (‘‘FCS’’) provides the Fund with a Chief Compliance Officer. FCS is paid customary fees for its services. Foreside Management Services, LLC (“FMS”) provides the Fund with a Treasurer. Martin Currie pays FMS customary fees for its services pursuant to the Treasury Services Agreement between the Fund and FMS. Neither FCS, FMS, nor their employees that serve as officers of the Fund, have a role in determining the investment policies or which securities are purchased or sold by the Fund.

General.    Certain directors and officers of the Fund may also be directors or employees of the aforementioned companies that provide services to the Fund, and during their terms of office, receive no compensation from the Fund.

NOTES TO FINANCIAL STATEMENTS (continued)

AUGUST 31, 2013

5.  Fund Shares

At August 31, 2013, there were 100,000,000 shares of $0.01 par value capital stock authorized, of which 8,221,259 were issued and outstanding.

For the year ended August 31, 2013, the Fund repurchased 761,127 shares of its common stock, valued at $12,357,169 from shareholders under the Fund’s Discount Management Program.

	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012
Shares outstanding at beginning of year	8,982,386	18,575,214
Shares issued from reinvestment of distributions	—	876
Shares repurchased	(761,127)	(305,659)
Shares tendered	—	(9,288,045)

Shares outstanding at end of year	8,221,259	8,982,386

6.  Discount Management Program

On February 1, 2012, the Fund announced that the Board has voted to approve a Discount Management Program (the “Program”). On July 30, 2013, the Program was discontinued. Under the Program, the Fund repurchased its common shares in the open market on any given trading day that the Fund’s shares were trading at a discount of 9% or more to the Fund’ net asset value from the prior day and there was a daily average discount of 9% or more from net asset value over the previous five-day period ending the prior day. On each day that shares were repurchased, the Fund repurchased its shares to the maximum extent permitted by law unless Fund management determines that such a repurchase would be detrimental to the Fund and its shareholders. Under the Program, the Fund was authorized to repurchase in each twelve month period ending

August 31, up to 10% of its common shares outstanding as of August 31 of the prior year.

The Program was intended to enhance shareholder value, as repurchases made at a discount have the effect of increasing the net asset value per share of the Fund’s remaining shares. There is no assurance that the market price of the Fund’s shares, either absolutely or relative to net asset value, will increase as a result of any share repurchases.

During the current period ended July 30, 2013, under the Program the Fund repurchased 761,127 of its shares at an average price of $16.24 per share (including brokerage commissions) at a weighted average discount of 9.74%. These repurchases had a total cost of $12,357,169.

7.  Managed Distribution Program

The Fund intends to implement a managed distribution program with quarterly distributions payable at a target annual distribution rate of 5% of market price. Implementation of the program is subject to obtaining regulatory approvals, which may take six months or more. The target distribution rate will be reevaluated upon obtaining regulatory approvals and prior to the implementation of the managed distribution program.

8.  Tender Offer

On February 1, 2012, the Fund announced that the Board has voted to approve in principle a one-time tender offer program (the “Tender Offer”), the offer commenced on May 15, 2012 and expired on June 13, 2012. The offer was oversubscribed. The Fund accepted 9,288,045 shares for payment on June 19, 2012 at $15.55 per share, which were equal to 99% of the Fund’s net asset value per share as of the close of regular trading on the New York Stock Exchange on June 14, 2012. The 9,288,045 shares represented 50% of the Fund’s outstanding shares. On a pro rated basis, approximately 60.4% of the shares so tendered were accepted for payment.

NOTES TO FINANCIAL STATEMENTS (continued)

AUGUST 31, 2013

9.  Federal Tax Information

The tax character of distributions paid by the Fund during the year ended August 31, 2012 is as follows:

Year Ended August 31, 2012
Capital Gains	$10,411,965

Total	$10,411,965

As of August 31, 2013, the tax components of accumulated net earnings (losses) were $18,538,255 of Unrealized Appreciation, $(8,062,385) of post October capital and late-year ordinary losses, and $(8,676,568) of capital loss carryover. The capital loss carryover retains its original short term character and has no expiration date.

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales. At August 31, 2013, the aggregate cost basis of the Fund’s investment securities for income tax purposes was $131,071,063. Net unrealized appreciation of the Fund’s investment securities was $18,536,242 of which $29,688,263 related to appreciated investment securities and $(11,152,021) related to depreciated investment securities.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

The Board of Directors of

The Taiwan Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Taiwan Fund, Inc. (the “Fund”), as of August 31, 2013 and the related statement of operations and the statement of cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2013, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Taiwan Fund, Inc. as of August 31, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania

October 30, 2013

OTHER INFORMATION (unaudited)

Federal Tax Information.    The Fund has made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. For the year ended August 31, 2013, the total amount of foreign taxes paid that will be passed through to its shareholders and foreign source income, for information reporting purposes, will be $647,071 (representing taxes withheld plus taxes on stock dividends) and $5,255,727, respectively.

Results of the Annual Meeting of Stockholders held on April 23, 2013:

1. Election of Directors – The stockholders of the Fund elected Michael F. Holland, Joe O. Rogers, Bing Shen, M. Christopher Canavan, Jr., Anthony Kai Yiu Lo and William C. Kirby to the Board to hold office until their successors are elected and qualified.

	For	Withheld
Michael F. Holland	6,600,476	287,202
Joe O. Rogers	6,685,724	201,954
Bing Shen	6,671,236	216,442
M. Christopher Canavan, Jr.	4,534,259	2,353,419
Anthony Kai Yiu Lo	2,419,469	4,468,209
William C. Kirby	6,675,192	212,486

Privacy Policy

Privacy Notice

The Taiwan Fund, Inc. collects non-public personal information about its shareholders from the following sources:

☐  Information it receives from shareholders on applications or other forms;

☐  Information about shareholder transactions with the Fund, its affiliates, or others; and

☐  Information it receives from a consumer reporting agency.

The Fund’s policy is to not disclose nonpublic personal information about its shareholders to nonaffiliated third parties (other than disclosures permitted by law).

The Fund restricts access to nonpublic personal information about its shareholders to those agents of the Fund who need to know that information to provide products or services to shareholders. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard it shareholders’ nonpublic personal information.

OTHER INFORMATION (unaudited) (continued)

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling 1-877-864-5056; and (2) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information regarding how the investment adviser voted these proxies during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the same number or by accessing the Commission’s website.

Quarterly Portfolio of Investments

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Form N-Q’s are available on the Commission’s website at http://www.sec.gov. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-877-864-5056.

Certifications

The Fund’s chief executive officer has certified to the New York Stock Exchange that, as of April 11, 2013, he was not aware of any violation by the Fund of applicable New York Stock Exchange corporate governance listing standards. The Fund also has included the certifications of the Fund’s chief executive officer and chief financial officer required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 in the Fund’s Form N-CSR filed with the Securities and Exchange Commission, for the period of this report.

SUMMARY OF DIVIDEND REINVESTMENT AND

CASH PURCHASE PLAN

What is the Dividend Reinvestment and Cash Purchase Plan?

The Dividend Reinvestment and Cash Purchase Plan (the “Plan”) offers shareholders of the Fund, a prompt and simple way to reinvest their dividends and capital gains distributions in shares of the Fund. The Fund will distribute to shareholders, at least annually, substantially all of its net income and expects to distribute annually its net realized capital gains. Computershare Trust Company, N.A. (the “Plan Administrator”), acts as Plan Administrator for shareholders in administering the Plan. The Plan also allows you to make optional cash investments in Fund shares through the Plan Administrator.

Who Can Participate in the Plan?

If you own shares in your own name, you can elect to participate directly in the Plan. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate on your behalf.

What Does the Plan Offer?

The Plan has two components; reinvestment of dividends and capital gains distributions, and a voluntary cash purchase feature.

Reinvestment of dividends and capital gains distributions

If you choose to participate in the Plan, your dividends and capital gains distributions will be promptly invested for you, automatically increasing your holdings in the Fund. If the Fund declares a dividend or capital gains distribution payable in cash, you will automatically receive shares purchased by the Plan Administrator on the open market. You will be charged a per share fee (currently $0.05) incurred with respect to the Plan Administrator’s open market purchases.

If a distribution is declared which is payable in shares or cash at the option of the shareholder and if on the valuation date (generally the payable date) the market price of shares is equal to or exceeds their net asset value, the Fund will issue new shares to you at the greater of the following: (a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the valuation date is less than the net asset value per share, the Fund will issue new shares to you at the market price per share on the valuation date.

All reinvestments are in full and fractional shares, carried to three decimal places. In the case of foreign (non-U.S.) shareholders, reinvestment will be made net of applicable withholding tax.

The Plan will not operate if a distribution is declared in shares only, subject to an election by the shareholders to receive cash.

Voluntary cash purchase option

Plan participants have the option of making investments in Fund shares through the Plan Administrator. You may invest any amount from $100 to $3,000 semi-annually. The Plan Administrator will purchase shares for you on the New York

SUMMARY OF DIVIDEND REINVESTMENT AND

CASH PURCHASE PLAN (continued)

Stock Exchange or otherwise on the open market on or about February 15 and August 15. If you hold shares in your own name, you should deal directly with the Plan Administrator. Checks in U.S. dollars and drawn in U.S. banks should be made payable to “Computershare”. The Plan Administrator will not accept cash, traveler’s checks, money orders, or third party checks. We suggest you send your check, along with a completed transaction form which is attached to each statement you receive, to the following address to be received at least two business days before the investment date:

Computershare, c/o The Taiwan Fund, Inc. at P.O. Box 43078, Providence, RI 02940-3078. The Plan Administrator will return any cash payments received more than thirty days prior to February 15 or August 15, and you will not receive interest on uninvested cash payments. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate in the cash purchase option on your behalf.

If your check is returned unpaid for any reason, the Plan Administrator will consider the request for investment of such funds null and void, and shall immediately remove these shares from your account. The Plan Administrator shall be entitled to sell shares to satisfy any uncollected amount plus any applicable fees. If the net proceeds of the sale are insufficient to satisfy the balance of any uncollected amounts, the Plan Administrator shall be entitled to sell such additional shares from your account as may be necessary to satisfy the uncollected balance.

Is There a Cost to Participate?

For purchases from the reinvestment of dividends and capital gains distributions, you will pay a pro rata portion of brokerage commissions payable with respect to purchases of shares by the Plan Administrator on the open market. You will also be charged a per share fee (currently $0.05) incurred with respect to the Plan Administrator’s open market purchases in connection with the reinvestment of dividends and capital gains distributions. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Administrator will purchase stock for all participants in blocks, resulting in lower commissions for each individual participant. The Plan Administrator’s transaction fees for handling capital gains distributions or income dividends will be paid by the Fund.

For purchases from voluntary cash payments, participants are charged a service fee (currently $0.75 per investment) and a per fee (currently $0.05) for each voluntary cash investment. Per share fees include any brokerage commissions the Plan Administrator is required to pay.

Brokerage commissions and service fees, if any, will be deducted from amounts to be invested.

What Are the Tax Implications for Participants?

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions. For further information as to the tax consequences of participating in the Plan, you should consult with your tax advisors.

If the Fund issues shares upon reinvestment of a dividend or capital gains distribution, for U.S. federal income tax purposes, the amount reportable in respect of the reinvested amount of the dividend or distribution will be the fair

SUMMARY OF DIVIDEND REINVESTMENT AND

CASH PURCHASE PLAN (continued)

market value of the shares received as of the payment date, which will be reportable as ordinary dividend income and/or long term capital gains. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the payment date. State, local and foreign taxes may also be applicable.

Once Enrolled in the Plan, May I Withdraw From It?

You may withdraw from the Plan without penalty at any time by calling the Plan Administrator at 1-800-426-5523, by accessing your Plan account at the Plan Administrator’s web site, www.computershare.com/investor or by written notice to the Plan Administrator.

If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares, and a check for any fractional share (valued at the market value of the shares at the time of withdrawal or termination) less any applicable fees. You may also request that the Plan Administrator sell your shares and send you the proceeds, less a transaction fee of $2.50 and a per share fee of $0.15 for any request for withdrawal or termination. The per share fee includes any brokerage commissions the Plan Administrator is required to pay. Alternatively, you may also request that the Plan Administrator move your whole shares to the Direct Management System, which would allow you to maintain ownership of those whole shares in book entry form on the records of the Fund.

All sale requests having an anticipated market value of $100,000.00 or more are expected to be submitted in written form. In addition, all sale requests within thirty (30) days of an address change are expected to be submitted in written form.

Whom Should I Contact for Additional Information?

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to: Computershare, c/o The Taiwan Fund, Inc. at P.O. Box 43078, Providence, RI 02940-3078, by telephone at 1-800-426-5523 or through the Internet at www.computershare.com/investor. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to arrange for them to participate in the Plan on your behalf.

Either the Fund or the Plan Administrator may amend or terminate the Plan. Except in the case of amendments necessary or appropriate to comply with applicable law, rules or policies or a regulatory authority, participants will be mailed written notice at least 30 days before the effective date of any amendment. In the case of termination, participants will be mailed written notice at least 30 days before the record date of any dividend or capital gains distribution by the Fund.

DIRECTORS AND OFFICERS (unaudited)

The following table sets forth certain information concerning each of the directors and officers of the Fund.

Directors serve from the time of election and qualifications at the Fund’s annual meeting of stockholders until their next succeeding election or until their respective successors have been elected and qualified. All Officers serve for one year or until their respective successors are chosen and qualified.

Name, Address and (Age)	Present Office with the Fund	Since	Principal Occupation or Employment During Past Five Years	Directorships in Publicly-Held Companies (Directors Only)

Directors Considered Independent Persons
Joe O. Rogers, Ph.D. (64) 2477 Foxwood Drive Chapel Hill, NC 27514	Chairman of the Board (since January 2012) and Director	1986	President, Roger International LLC (2010 to present); Visiting Professor, Fudan University School of Management (2010-12).	Chairman of the Board, Director and Chairman of the Audit Committee, The China Fund, Inc. (1992-present).
M. Christopher Canavan, Jr. (74) 73 Brook Street Wellesley, MA 02482	Director	2003	Retired; Independent Consultant (2000-2010).
Anthony Kai Yiu Lo (64) 2/F Hong Villa 12 Bowen Street Hong Kong	Director	2003	Chairman, Shanghai-Century Capital Ltd. (January 2009-present); Chairman and Co-CEO, Shanghai Century Acquisition Inc. (January 2006-March 2009).	Independent Non-Executive Director and Chairman of the Audit Committee, Mecox Lane Limited (October 2010-present); Director, Bosera China Fund plc (October 2010-present).
Bing Shen (64) 1755 Jackson Street, #405 San Francisco, CA 94109	Director	2007	Independent Consultant (2005-present).	Supervisor and Chairman of the Audit Committee, CTCI Corporation; Director, Delta Networks, Inc.; Independent Director, Far Eastern International Bank; Independent Director and Chairman of the Compensation Committee, Far Eastern New Century Corporation.
Michael F. Holland (69) 375 Park Avenue, Suite 2607 New York, New York 10152	Director	2007	Chairman, Holland & Company LLC (1995-present).	Director, The Holland Balanced Fund, Inc., The China Fund, Inc. and Reaves Utility Income Fund; Trustee, State Street Master Funds, State Street Institutional Investment Trust, and Blackstone GSO Floating Rate Fund, Inc.

DIRECTORS AND OFFICERS (unaudited) (continued)

Name, Address and (Age)	Present Office with the Fund	Since	Principal Occupation or Employment During Past Five Years	Directorships in Publicly-Held Companies (Directors Only)

Directors Considered Independent Persons — (continued)
William C. Kirby (63) Morgan Hall 147 Harvard Business School Boston, MA 02163	Director	2013

Spangler Family Professor of Business Administration, Harvard Business School (2008-present); T.M. Chang Professor of China Studies, Harvard University (2008-present); Harvard University Distinguished Service Professor, 2006-present; Chairman, Harvard China Fund (2006-present); Director, John K. Fairbank Center for Chinese Studies Harvard University (2006-2013); Dean of the Faculty of Arts and Sciences, Harvard University (2002-2006).

				Director, The China Fund, Inc.; Director, Cabot Corporation.

Officers
Jamie Skinner (52) Martin Currie Investment Management Limited Saltire Court 20 Castle Terrace Edinburgh, EH12ES Scotland	President and Chief Executive Officer	2010	Director, Head of Client Services, Martin Currie Investment Management Limited (October 2004-present); President, The China Fund, Inc. (2009-2012); President, Martin Currie Business Trust (2010-present).
Richard F. Cook, Jr. (62) Foreside Compliance Services, LLC. Three Canal Plaza, Suite 100 Portland, ME 04101	Chief Compliance Officer	2007	Director of Foreside Compliance Services LLC, (January 2006-present); Chief Compliance Officer, Guinness Atkinson Funds (November 2005-2012); Chief Compliance Officer, Nomura Partners Funds (April 2007-present); Managing Member of Northlake, LLC (2002-present).
Tracie A. Coop (36) 4 Copley Place 5th Floor Boston, MA 02116	Secretary	2010	Vice President and Senior Counsel, State Street Bank and Trust Company (2007-present).
William C. Cox (47) Foreside Financial Group, LLC Three Canal Plaza, Suite 100 Portland, ME. 04101	Treasurer and Chief Financial Officer	2013	Fund Principal Financial Officer, Foreside Financial Group, LLC. (2013-Present); Vice President, State Street Corporation (1997-2012).

UNITED STATES ADDRESS

The Taiwan Fund, Inc.

c/o State Street Bank and Trust Company

2 Avenue de Lafayette

P.O. Box 5049

Boston, MA

1-877-864-5056

www.thetaiwanfund.com

INVESTMENT ADVISER AND SUB-ADVISER

Martin Currie, Inc.

Edinburgh, Scotland

APS Asset Management Pte Ltd.

Singapore

DIRECTORS AND OFFICERS

Joe O. Rogers, Chairman of the Board and Director

Bing Shen, Director

Michael Holland, Director

M. Christopher Canavan, Jr., Director

Anthony Kai Yiu Lo, Director

William Kirby, Director

Jamie Skinner, President

William C. Cox, Treasurer

Richard F. Cook, Jr., Chief Compliance Officer

Tracie A. Coop, Secretary

ADMINISTRATOR AND ACCOUNTING AGENT

State Street Bank and Trust Company

Boston, MA

CUSTODIAN

State Street Bank and Trust Company

Boston, MA

TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR

Computershare Trust Company, N.A.

Canton, MA

LEGAL COUNSEL

Clifford Chance US LLP

New York, NY

Lee and Li

Taipei, Taiwan

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker, LLP

Philadelphia, PA

SHAREHOLDER AGENT

AST Fund Solutions, LLC

New York, NY

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

Item 2. Code of Ethics.

(a)	The Taiwan Fund, Inc. (the “Fund”) has adopted a Code of Ethics that applies to the Fund’s principal executive officer and principal financial officer.

(b)	No information needs be disclosed pursuant to this paragraph.

(c)	There have been no amendments to the Fund’s Code of Ethics during the reporting period for Form N-CSR.

(d)	There have been no waivers granted by the Fund to individuals covered by the Fund’s Code of Ethics during the reporting period for Form N-CSR.

(e)	Not applicable.

(f)	A copy of the Fund’s Code of Ethics is attached as exhibit 12(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a)	(1)	The Board of Directors of the “Fund” has determined that the Fund has one member serving on the Fund’s Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert.”

	(2)	The name of the audit committee financial expert is M. Christopher Canavan, Jr. Mr. Canavan has been deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

For the fiscal years ended August 31, 2013, and August 31, 2012, Tait, Weller & Baker LLP (“Tait Weller”), the Fund’s independent registered public accounting firm, billed the Fund aggregate fees of US$52,000 and US$52,000, respectively, for professional services rendered for the audit of the Fund’s annual financial statements and review of financial statements included in the Fund’s annual report to shareholders.

(b) Audit-Related Fees

For the fiscal years ended August 31, 2013, and August 31, 2012, Tait Weller billed the Fund aggregate fees of US$6,800 and US$6,800, respectively, for assurances and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and are not reported under the section Audit Fees above. Audit-Related Fees represent procedures applied to the semi-annual financial statement amounts (reading the semi-annual report and valuation and existence procedures on investments) as requested by the registrant’s audit committee.

(c) Tax Fees

For the fiscal years ended August 31, 2013, and August 31, 2012, Tait Weller billed the Fund aggregate fees of US$13,200 and US$13,200, respectively, for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and tax distribution requirements.

(d) All Other Fees

For the fiscal years ended August 31, 2013, and August 31, 2012, Tait Weller did not bill the Fund any fees for products and services other than those disclosed above.

(e) The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to non-auditing services to the Fund may be waived consistent with the exceptions provided for in the Securities Exchange Act of 1934, as amended (the “1934 Act”). All of the audit and tax services described above for which
Tait Weller billed the Fund fees for the fiscal years ended August 31, 2013, and August 31, 2012, were pre-approved by the Audit Committee.

For the fiscal years ended August 31, 2013, and August 31, 2012, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by Tait Weller.

(f) Not applicable.

(g) For the fiscal years ended August 31, 2013, and August 31, 2012, Tait Weller did not bill the Fund any non-audit fees. For the fiscal years ended August 31, 2013, and August 31, 2012, Tait Weller did not provide any services to Martin Currie, Inc. (the “Investment Adviser”).

(h) Tait Weller notified the Fund’s Audit Committee of all non-audit services that were rendered by Tait Weller to the Fund’s Investment Adviser and any entity controlling, controlled by, or under common control with the Investment Adviser that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the Fund’s Audit Committee to consider whether such services were compatible with maintaining Tait Weller’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)	The Fund has a separately-designated audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Fund’s audit committee are M. Christopher Canavan, Jr., Joe Rogers,
Anthony K.Y. Lo, Bing Shen, Michael F. Holland and William C. Kirby.

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of Item 1.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

The registrant has delegated to its investment adviser the voting of proxies relating to the registrant’s portfolio securities. The policies and procedures used by the investment adviser to determine how to vote proxies relating to the registrant’s portfolio securities, including the procedures used when a vote presents a conflict of interest involving the investment adviser or any of its affiliates, are contained in the investment adviser’s Proxy Voting Guidelines, which are attached hereto as Exhibit 12(a)(4).

Item 8. Portfolio Managers of Closed-End Management Investment Company.

(a)(1) As of August 31st, 2013, the portfolio managers of the registrant are:

Wong Kok Hoi

Founder & Chief Investment Officer

Portfolio manager

Investment experience: 30 years

Kok Hoi is the Founder and Chief Investment Officer of APS Asset Management Pte Ltd (“APS”). He has 30 years of investment experience in Asian Pacific equity markets. Prior to the setting up of APS, Kok Hoi worked as Senior Investment Officer, Asia Pacific Equities Department, of the Government of Singapore Investment Corporation (GIC) from 1981 to 1985. He then joined Citicorp Investment Management HK as Vice-President and was promoted to CIO of Cititrust, Japan. Kok Hoi, a Japan Mombusho scholar, obtained his B. Commerce (Honors) degree from Hitotsubashi University. He also attended Harvard University’s Investment Appraisal and Management Program and is a CFA Holder.

James Liu

Deputy Chairman & Co-Chief Investment Officer

Portfolio manager

Investment experience: 20 years

James is the Deputy Chairman and Co-CIO of APS, in charge of China and Greater China markets. He is also the CIO of APS’ affiliated China products. Prior to joining APS in Jan 1996, he was senior manager at Shanghai International Securities, the then largest stock broking firm and investment bank in China. He has 20 years of investment experience in Greater China markets and has successfully managed money in the last 10 years.

(a)(2)

Wong Kok Hoi

As of August 31st 2013, Mr. Wong managed two mutual funds with a total of approximately US$365 million in assets; no pooled investment vehicles other than mutual funds; and three other accounts with a total of approximately US$230 million in assets and a managed account platform with a total of approximately US$17 million in assets.

Of these other accounts, one account with a total of approximately US$230 million in assets, had performance based fees. The managed account platform with a total of approximately US$17 million in assets had performance based fees.

James Liu

As of August 31st 2013, Mr. Liu managed three mutual funds with a total of approximately US$568 million in assets; no pooled investment vehicles other than mutual funds; and ten other accounts with a total of approximately US$1,589 million in assets.

Of these other accounts, four accounts with a total of approximately US$422 million in assets, had performance based fees.

Conflicts of Interest:

Equitable treatment of client monies is a fundamental principle of APS’s investment management business. APS believe that the management of potential conflicts of interest is germane to the business, regardless of its client mix and fund types.

Wong Kok Hoi’s and James Liu’s simultaneous management of the Fund and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Fund and the other accounts. APS has a robust code of practice and strong compliance methodology to demonstrate effective conflict management wherever it could arise. APS believes that sufficient controls, policies and systems are in place to address such conflicts.

APS’s suite of compliance and investment policies address all practices within the company that could cause conflicts of interest across client funds. APS has policies, systems and controls in place to identify potential conflicts between itself and its clients, as well as between one client and another, to achieve consistent treatment of conflicts of interest throughout its business. It aims to manage any conflicts of interest that may arise and to ensure, as far as practicable, that such conflicts do not adversely affect the interests of its clients.

APS reviews its conflict of interest policies at least annually and will notify clients of any material changes, as and when they occur.

Martin Currie Inc. (“Martin Currie”) also has its own conflict of interest policies. A service level agreement between Martin Currie and APS defines the responsibilities and reporting on any conflicts of interest between parties.

Compensation:

Wong Kok Hoi and James Liu are paid industry standard wages. An additional element can be included via a performance bonus and stock options.

The portfolio managers’ yearly bonus is determined by performance and contains several components including individual investment performance, qualitative factors of the individual, APS’s profitability and the product’s profitability. An outstanding portfolio manager may earn a bonus of up to 36 months (calculated as monthly base salary multiplied by 36.) This bonus quantum has the ability to reach 50 months for exceptional performance. To minimize the risk that portfolio managers may take on higher risks in their portfolios to enhance individual performance, there is a three-year claw-back agreement for bonuses. Further, only one-third of the bonus is paid in the current year that the bonus is earned while the remaining two-thirds is to be paid and is dependent on the individual’s returns and performance for the next two years.

Every year, options amounting to 1% of capital may be granted to employees.

Ownership of Securities: The following table sets forth, for each portfolio manager, the aggregate dollar range of the registrant’s equity securities beneficially owned as of August 31st, 2013.

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Wong Kok Hoi	$0
James Liu	$0

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the period ended August 31, 2013, the following purchases were made by or on behalf of the Fund as that term is defined in Rule 10b-18 under the Exchange Act.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
September 4, 2012- October 3, 2012	83,886	$16.21	83,886	820,774
October 4, 2012- November 2, 2012	59,183	$16.19	59,183	761,591
November 8, 2012- December 7, 2012	168,946	$15.43	168,946	592,645
December 10, 2012- January 8, 2013	112,348	$16.04	112,348	480,297
January 9, 2013- February 7, 2013	12,747	$16.67	12,747	467,550
February 25, 2013- March 26, 2013	36,006	$16.55	36,006	431,544
March 27, 2013- April 25, 2013	38,841	$16.42	38,841	392,703
April 26, 2013- May 25, 2013	49,609	$16.93	49,609	343,094
May 29, 2013- June 27, 2013	72,437	$16.38	72,437	270,657
June 28, 2013 - July 27, 2013	116,358	$16.94	116,358	154,299
July 29, 2013 - July 30, 2013	10,766	$17.31	10,766	143,533
Total	761,127	$16.24	761,127	143,533

The Fund implemented a Discount Management Program (the “Program”) in May 2012. Under the Program, the Fund is authorized to repurchase in each twelve-month period ending August 21 up to 10% of its common shares outstanding. All of the purchases listed above were under the Program. The Program terminated as of July 30, 2013.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors during the period covered by this Form N-CSR filing.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)
(17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics is attached hereto in response to Item 2(f).

(a)	(2)	The certifications required by Rule 30a-2 of the 1940 Act are attached hereto.

(a)	(3)	Not applicable.

(a)	(4)	Proxy voting policies and procedures of the Fund’s investment adviser are attached hereto in response to Item 7.

(b) The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE TAIWAN FUND, INC.

By:	/s/ Jamie Skinner
Jamie Skinner
President of The Taiwan Fund, Inc.

Date:	November 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jamie Skinner
Jamie Skinner
President of The Taiwan Fund, Inc.

Date:	November 5, 2013

By:	/s/ William Cox
William Cox
Treasurer of The Taiwan Fund, Inc.

Date:	November 5, 2013